GOODWILL	12 Months Ended
Dec. 31, 2015
GOODWILL [Abstract]
GOODWILL

10. GOODWILL

The changes in the carrying amount of goodwill by segment for the years ended December 31, 2014 and 2015 were as follows:

	Better Schools			Better Jobs
		K-12		Career
	Tutoring	Schools	Subtotal	Enhancement	Consolidated
	RMB	RMB	RMB	RMB	RMB
Balance as of January 1, 2014	143,877	132,583	276,460	56,678	333,138
Goodwill impairment	(99,846)	(108,112)	(207,958)	(21,956)	(229,914)
Disposal of Zhongcheng (Note 24)	-	-	-	(1,718)	(1,718)
Goodwill balance deconsolidated (Note 25)	(17,775)	-	(17,775)	-	(17,775)
Foreign currency translation adjustments	353	344	697	113	810
Balance as of December 31, 2014	26,609	24,815	51,424	33,117	84,541
Foreign currency translation adjustments	417	410	827	620	1,447
Balance as of December 31, 2015	27,026	25,225	52,251	33,737	85,988

In 2015, the Group elected to start with the quantitative two-step process in the impairment test for goodwill. The management determined that the Income Approach, specifically the Discounted Cash Flow (“DCF”) method, is appropriate. Considering the fact that the Tutoring segment has been suffering from the negative publicity in the media and the business was facing big challenges with minimal cash monitoring, risk control and legal protection, management will gradually restore the control and growth of its business. For Career Enhancement segment, the management expected the revenues to gradually pick up in the following years. For K-12 segment, the management decided to use a flat and conservative growth rate. Other key assumptions besides cash flow projections included discount rates in the range from 16% to 17% and terminal growth rate of 3%. As a result of the above factors, fair value of each reporting unit was greater than its carrying amount, therefore the first step of goodwill impairment test was passed and no impairment loss was recognized for the year ended December 31, 2015. Goodwill impairment loss recognized in 2013 and 2014 was RMB nil and RMB 229,914, respectively